Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[_]       Definitive Additional Materials

[_]       Soliciting Material Under Rule 14a-12

Genius Brands International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
________________________________________________

2)	Aggregate number of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)	Proposed maximum aggregate value of transaction:
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5)	Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:
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2)	Form, Schedule or Registration Statement No:
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3)	Filing party:
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4)	Date Filed:
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June 12, 2017

To Our Stockholders:

You are cordially invited to attend the 2017 annual meeting of stockholders of Genius Brands International, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m., local time, on July 25, 2017 at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210.

Details regarding the annual meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, eight persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve a proposed amendment to the 2015 Amended Incentive Plan to increase the aggregate number of shares available for the grant of awards from 1,443,334 to 1,666,667, to ratify the selection of Squar Milner LLP as the Company’s independent auditors for our fiscal year ending December 31, 2017, to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement, and to vote on the frequency of holding an advisory vote on the compensation of our named executive officers. The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On June 12, 2017, we began sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2017 Annual Meeting of Stockholders and our 2016 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Andy Heyward
Andy Heyward
Chief Executive Officer

June 12, 2017

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 AM PDT

DATE: July 25, 2017

PLACE: Offices of Genius Brands International, Inc., at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210

PURPOSES:

1.	To elect eight directors to serve one-year terms expiring in 2018;
2.	To approve a proposed amendment to the 2015 Amended Incentive Plan (the “2015 Stock Plan”) to increase the number of shares of common stock available for the grant of awards under the 2015 Stock Plan from 1,443,334 to 1,666,667;

3.	To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

4.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;

5.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Genius Brands International Inc.’s common stock at 5:00 p.m. PDT on June 7, 2017. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gregory B. Payne
Gregory B. Payne
Corporate Secretary

TABLE OF CONTENTS

PAGE

Important Information About the Annual Meeting and Voting	3
Security Ownership of Certain Beneficial Owners and Management	8
Management and Corporate Governance	11
Executive Officer and Director Compensation	16
Equity Compensation Plan Information	21
Report of Audit Committee	22
Section 16(a) Beneficial Ownership Reporting Compliance	23
Certain Relationships and Related Person Transactions	23
Election of Directors (Proposal No. 1)	25
Approval of Amendment to Increase in the Number of Shares to be Available for the Grant of Awards Under the Company’s 2015 Amended Incentive Plan (Proposal No. 2)	26
Independent Registered Public Accounting Firm (Proposal No. 3)	33
Advisory Vote on Executive Compensation as Disclosed in this Proxy Statement (Proposal No. 4)	35
Advisory Vote on Frequency of Holding a Vote on Executive Compensation (Proposal No. 5)	36
Code of Conduct and Ethics	37
Other Matters	37
Stockholder Proposals and Nominations For Director	37

Appendix

Appendix A – 2015 Amended Incentive Plan

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Genius Brands International, Inc.

301 N. Canon Drive, Suite 305
Beverly Hills, CA 90210

PROXY STATEMENT FOR GENIUS BRANDS INTERNATIONAL, INC.

2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2017

This proxy statement, along with the accompanying notice of 2017 annual meeting of stockholders, contains information about the 2017 annual meeting of stockholders of Genius Brands International, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., local time, on Tuesday, July 25, 2017 at our corporate offices located at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210.

In this proxy statement, we refer to Genius Brands International, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about June 12 2017, we began sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2016 annual report, which includes our financial statements for the fiscal year ended December 31, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JULY 25, 2017

This proxy statement and our 2016 annual report to stockholders are available for viewing, printing and downloading at www.gnusbrands.com/investor-relations. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2016 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.gnusbrands.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Genius Brands International, Inc., 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Genus Brands International, Inc. is soliciting your proxy to vote at the 2017 annual meeting of stockholders to be held at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, on Tuesday, July 25, at 10:00 a.m. local time, and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 because you owned shares of Genius Brands International, Inc.’s common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about June 12, 2017.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at 5:00 p.m. PDT on June 7, 2017 are entitled to vote at the annual meeting. On this record date, there were 5,897,091 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

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Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on July 24, 2017.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the amendment to the Company’s 2015 Stock Plan;

•	“FOR” the ratification of the selection of Squar Milner LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017;

•	“FOR” the approval of, on an advisory basis, compensation of our named executive officers, as disclosed in this proxy statement; and

•	“FOR” holding an advisory vote on the compensation of our named executive officers every three years.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying Genius Brands International, Inc.’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

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Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Increase the Number of Shares To Be Granted Under the Company’s 2015 Amended Incentive Plan

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the 2015 Amended Incentive Plan to increase the number of shares of common stock available for the grant of awards under the 2015 Stock Plan from 1,443,334 to 1,666,667. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Squar Milner LLP as our independent registered public accounting firm for 2017, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.  Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

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Proposal 5: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers

The frequency of holding an advisory vote on the compensation of our named executive officers — every year, every two years or every three years — receiving the majority of votes cast will be the frequency approved by our stockholders. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes, as well as abstentions, will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when determining the frequency of holding an advisory vote on the compensation of our named executive officers for the next six years.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, VStock Transfer LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m., Pacific Daylight Time, on Tuesday, July 25, 2017, at offices of Genius Brands International, Inc., 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210. When you arrive at the Genius Brands International, Inc., signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

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If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, VStock Transfer LLC, by calling their toll free number, 1-855-987-8625.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

If your Company shares are registered in your own name, please contact our transfer agent, VStock Transfer LLC, and inform them of your request by calling them at 1-855-987-8625 or writing them at VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598.

•	If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card; or

•	following the instructions provided when you vote over the Internet at www.vstocktransfer.com/proxy

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 30, 2017 for (a) the executive officers named in the Summary Compensation Table on page 16 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of May 30, 2017 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 5,897,091 shares of common stock outstanding on May 30, 2017.

Except as otherwise set forth below, the address of the beneficial owner is c/o Genius Brands International, Inc., 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward	1,700,803	(2)	26.8%
Rebecca D. Hershinger	38,337	(3)	*
Gregory B. Payne	38,421	(4)	*
Bernard Cahill	25,063	(5)	*
Joseph “Gray” Davis	7,084	(6)	*
P. Clark Hallren	7,084	(6)	*
Amy Moynihan Heyward	1,700,803	(2)	26.8%
Margaret Loesch	7,084	(6)	*
Lynne Segall	7,084	(6)	*
Anthony Thomopoulos	7,199	(7)	*

All current executive officers and directors as a group (consisting of 10 persons)

5% Stockholders
A Squared Holdings LLC	990,728		16.8%
Bard Associates, Inc. (8)	923,051	(9)	14.9%
Wolverine Flagship Fund Trading Limited (10)	625,738	(11)	9.99%
Brio Capital Management LLC (12)	431,648	(13)	7.1%
Iroquois Master Fund (14)	336,805	(15)	5.5%
Sony Corporation (16)	301,231	(17)	5.1%

* Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 5,897,091 shares of common stock outstanding as of May 30, 2017, together with securities exercisable or convertible into shares of common stock within 60 days of May 30, 2017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of May 30, 2017 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	Consists of (i) 990,728 shares of common stock held by A Squared Holdings LLC over which Andy Heyward and Amy Moynihan Heyward hold voting and dispositive power; (ii) 33,334 shares of common stock issuable upon conversion of 100 shares of the Company’s Series A Convertible Preferred Stock; (iii) 248,840 shares of common stock held by Andy Heyward; (iv) 1,234 shares held by Heyward Living Trust; (v) 166,667 shares issuable upon exercise of warrants held by Andy Heyward; (vi) 130,000 shares of common stock issuable now or within 60 days of May 30, 2017, upon the exercise of stock options granted to Andy Heyward, and (vii) 130,000 shares of common stock issuable now or within 60 days of May 30, 2017, upon the exercise of stock options granted to Amy Moynihan Heyward. Andy Heyward and Amy Moynihan Heyward are spouses who own such shares jointly, and thus both maintain joint voting and dispositive power over such shares.
(3)	Consists of 38,337 shares of common stock issuable now or within 60 days of May 30, 2017 upon exercise of stock options granted to Ms. Hershinger.
(4)	Consists of (i) 84 shares held by Mr. Payne’s spouse and (ii) 38,337 shares of common stock issuable now or within 60 days of May 30, 2017 upon the exercise of stock options granted to Mr. Payne.
(5)	Includes (i) 13,812 shares of common stock owned directly by Bernard Cahill; (ii) 4,167 shares of common stock owned by Mr. Cahill’s spouse, and (iii) 7,084 shares of common stock issuable now or within 60 days of May 30, 2017 upon the exercise of stock options granted to Mr. Cahill.
(6)	Consists of 7,084 shares of common stock issuable now or within 60 days of May 30, 2017 upon the exercise of stock options granted.
(7)	Consists of (i) 115 shares of common stock and (ii) 7,084 shares of common stock issuable now or within 60 days of May 30, 2017 upon the exercise of stock options granted to Mr. Thomopoulos.
(8)	The address of this beneficial owner is 135 South LaSalle Street, Suite 3700, Chicago, Illinois 60603. Bard Associates, Inc. has the sole voting and dispositive power over the shares. This beneficial owner acts as an investment adviser in accordance with Section 340.13d-1(b)(1)(ii)(E).
(9)	Consists of (i) 623,037 shares of common stock and (ii) 300,014 shares issuable upon exercise of warrants. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.
(10)	The address of this beneficial owner is 175 West Jackson Blvd., Suite 340, Chicago, Illinois 60604. Wolverine Asset Management, LLC (“WAM”) is the investment manager of Wolverine Flagship Fund Trading Limited and has voting and dispositive power over the securities described above. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings.
(11)	Consists of (i) 259,183 shares of common stock and (ii) 366,555 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock. The stockholder owns 1,515 shares of the Company’s Series A Convertible Preferred Stock which are convertible into 505,000 shares of common stock. The Series A Convertible Preferred Stock may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion, and the Series A Convertible Preferred Stock may not be voted to the extent that the holder or any of its affiliates would control more than 9.99% of the voting power of the Issuer. The number of shares deemed beneficially owned is limited accordingly.
(12)	The address of this beneficial owner is 100 Merrick Road, Suite, 401 W. Rockville Center, NY 11570. Brio Capital Master Fund Ltd. has sole voting and dispositive power over the shares.
(13)	Consists of (i) 214,981 shares of common stock, (ii) 100,000 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock, and (iii) 116,667 shares of common stock issuance upon the exercise of warrants. The stockholder owns 300 shares of the Company’s Series A Convertible Preferred Stock which are convertible into 100,000 shares of common stock. The Series A Convertible Preferred Stock may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion, and the Series A Convertible Preferred Stock may not be voted to the extent that the holder or any of its affiliates would control more than 9.99% of the voting power of the Issuer. The number of shares deemed beneficially is limited accordingly. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.

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(14)	The address of this beneficial owner is 205 East 42nd Street, 20th Floor, New York, New York 10017. Based solely on the Schedule 13G (i) Iroquois Master Fund Ltd. (the “Fund”) held 70,254 shares of Common Stock, 250,000 shares of Common Stock underlying the Series A Convertible Preferred Stock and warrants to purchase 66,667 shares of Common Stock, (ii) Iroquois Capital Investment Group LLC (“ICIG”) held 28,216 shares of Common Stock and warrants to purchase 66,667 shares of Common Stock, and (iii) American Capital Management (“American Capital”) held 16,667 shares of Common Stock, 33,333 shares of Common Stock underlying the Series A Convertible Preferred Stock and warrants to purchase 16,667 shares of Common Stock. Mr. Richard Abbe has the sole authority and responsibility for the investments made on behalf of ICIG as its managing member and shares authority and responsibility for the investments made on behalf of the Fund with Ms. Kimberly Page, each of whom is a director of the Fund. As such, Mr. Abbe may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the Series A Convertible Preferred Stock and warrants, subject to certain limitations by which the Series A Convertible Preferred Stock and warrants may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% and 4.99% of the outstanding common stock of the Company, respectively, after such conversion (“Blockers”), the Fund and ICIG. Iroquois Capital Management, LLC (“Iroquois”), is the investment manager for the Fund and Mr. Abbe is the President of Iroquois. Ms. Page has sole authority and responsibility for the investments made on behalf of American Capital by virtue of her relationship as manager of American Capital. As such, Ms. Page may be deemed to be the beneficial owner of all shares of Common Stock held by, and underlying the Reported Preferred Stock and Reported Warrants (subject to the Blockers) held by, the Fund and American Capital.
(15)	Consists of (i) 115,137 shares of common stock, (ii) 113,334 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock, and (iii) 108,334 shares of common stock issuance upon the exercise of warrants. The stockholder owns 340 shares of the Company’s Series A Convertible Preferred Stock which are convertible into 113,334 shares of common stock. The Series A Convertible Preferred Stock may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion, and the Series A Convertible Preferred Stock may not be voted to the extent that the holder or any of its affiliates would control more than 9.99% of the voting power of the Issuer. The number of shares deemed beneficially is limited accordingly. The warrants may not be exercised to the extent that the holder or any of its affiliates would own more than 4.99% of the outstanding common stock of the Company after such exercise. The number of shares deemed beneficially owned is limited accordingly.
(16)	The address of this beneficial owner is 1-7-1 Konan, Minato-ku, Tokyo, 108-0075.
(17)	Consists of 301,231 shares of common stock.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors are elected at each annual meeting of the shareholders to hold office until the next annual meeting.

On May 18, 2017, our Board of Directors accepted the recommendation of the Nominating Committee and voted to nominate the names set forth below for election at the annual meeting to serve for a term until the 2018 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until the death, resignation, or removal of any director pursuant to the Bylaws.

Set forth below are the names of the persons nominated as, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position

Andy Heyward	68	Chief Executive Officer and Chairman of the Board/Director
Bernard Cahill *	51	Director
Joseph “Gray” Davis *	74	Director
P. Clark Hallren *	55	Director
Amy Moynihan Heyward	50	Director
Margaret Loesch *	71	Director
Lynne Segall*	64	Director
Anthony Thomopoulos *	79	Director

_______

* Denotes directors who are “independent” under applicable SEC and NASDAQ rules.

Andy Heyward, 68, has been the Company’s Chief Executive Officer since November 2013 and the Company’s Chairman of the Board since December 2013. Mr. Heyward co-founded DIC Animation City in 1983 and served as its Chief Executive Officer until its sale in 1993 to Capital Cities/ ABC, Inc. which was eventually bought by The Walt Disney Company in 1995. Mr. Heyward ran the company while it was owned by The Walt Disney Company until 2000 when Mr. Heyward purchased DIC Entertainment L.P. and DIC Productions L.P, corporate successors to the DIC Animation City business, with the assistance of Bain Capital and served as the Chairman and Chief Executive Officer of their acquiring company DIC Entertainment Corporation, until he took the company public on the AIM. He sold the company in 2008. Mr. Heyward co-founded A Squared Entertainment LLC in 2009 and has served as its Co-President since inception. Mr. Heyward earned a Bachelor of Arts degree in Philosophy from UCLA and is a member of the Producers Guild of America, the National Academy of Television Arts and the Paley Center (formerly the Museum of Television and Radio). Mr. Heyward gave the Commencement address in 2011 for the UCLA College of Humanities, and was awarded the 2002 UCLA Alumni Association's Professional Achievement Award. He has received multiple Emmys and other awards for Children’s Entertainment. He serves on the Board of Directors of the Cedars Sinai Medical Center. Mr. Heyward has produced over 5,000 half hour episodes of award winning entertainment, among them Inspector Gadget; The Real Ghostbusters; Strawberry Shortcake; Care Bears; Alvin and the Chipmunks; Hello Kitty’s Furry Tale Theater; The Super Mario Brothers Super Show; The Adventures of Sonic the Hedgehog; Sabrina The Animated Series; Captain Planet and the Planeteers; Liberty’s Kids, and many others. Mr. Heyward was chosen as a director because of his extensive experience in children’s entertainment and as co-founder of A Squared Entertainment.

Bernard Cahill, 51, has been a Director of the Company since December 2013. Mr. Cahill is the founding partner of ROAR, LLC, an entertainment consulting firm, which he founded in 2004 and is the founding partner of Cahill Law Offices, an entertainment law firm, which he founded in 1995. Mr. Cahill is the founder of Unicorn Games LLC, which was sold to Hasbro, Inc. in 2000. Mr. Cahill holds a Bachelor’s of Science degree in Biology from Illinois State University and a Juris Doctorate from the John Marshall Law School. Mr. Cahill is a member of the Tennessee State and Illinois State Bar. Mr. Cahill was chosen to be a director based on his expertise in the entertainment field.

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Joseph “Gray” Davis, 74, has been a Director of the Company since December 2013. Mr. Davis served as the 37th governor of California from 1998 until 2003. Mr. Davis currently serves as “Of Counsel” in the Los Angeles, California office of Loeb & Loeb LLP. Mr. Davis has served on the Board of Directors of DIC Entertainment and is a member of the bi-partisan Think Long Committee, a Senior Fellow at the UCLA School of Public Affairs and Co-Chair of the Southern California Leadership Counsel. Mr. Davis received his undergraduate degree from Stanford University and received his Juris Doctorate from Columbia Law School. Mr. Davis served as lieutenant governor of California from 1995-1998, California State Controller from 1987-1995 and California State Assemblyman from 1982-1986. Mr. Davis was chosen as a director of the Company based on his knowledge of corporate governance.

P. Clark Hallren, 55, has been a Director of the Company since May 2014. Since August 2013, Mr. Hallren has been a realtor with HK Lane/Christie’s International Real Estate and since August 2012, Mr. Hallren has served as an outside consultant to individuals and entities investing or operating in the entertainment industry. From August 2012 to August 2014, Mr. Hallren was a realtor with Keller Williams Realty and from August 2009 to August 2012, Mr. Hallren founded and served as managing partner of Clear Scope Partners, an entertainment advisory company. From 1986 to August 2009, Mr. Hallren was employed by JP Morgan Securities Inc. in various capacities, including as Managing Director of the Entertainment Industries Group. In his roles with JP Morgan Securities, Mr. Hallren was responsible for marketing certain products to his clients, including but not limited to, syndicated senior debt, public and private subordinated debt, public and private equity, securitized and credit enhanced debt, interest rate derivatives, foreign currency and treasury products. Mr. Hallren holds Finance, Accounting and Economics degrees from Oklahoma State University. He also currently holds Series 7, 24 and 63 securities licenses. Mr. Hallren was chosen as a director of the Company based on his knowledge and experience in the entertainment industry as well as in banking and finance.

Amy Moynihan Heyward, 50, has been a Director of the Company since December 2013. Ms. Heyward is the co-founder and served as the President of A Squared from 2009 until 2016. Prior to the formation of A Squared, Ms. Heyward served as the Vice President of Marketing at the Los Angeles Times from 2006 to 2008 and from 2003 to 2006. Ms. Heyward served as the director of global marketing for McDonald’s Corporation. From 2002 to 2003, Ms. Moynihan handled promotions and sponsorships for Hasbro, Inc. and from 1994 to 2000, Ms. Heyward worked in various marketing posts for Disney. Ms. Heyward received degrees in Marketing Communications and Journalism from Northeastern University and sits on the Boards of Directors of LA’s Best and After School All-Stars. Ms. Heyward was chosen as a director because of her commercial and trade experience in creating and managing international brands and as co-founder of A Squared Entertainment.

Margaret Loesch, 71, was appointed to the Board of Directors on March 18, 2015. Beginning in 2009 through 2014, Ms. Loesch, served as Chief Executive Officer and President of The Hub Network, a cable channel for children and families, including animated features. The Company has, in the past, provided The Hub Network with certain children’s programming. From 2003 through 2009 Ms. Loesch served as Co-Chief Executive Officer of The Hatchery, a family entertainment and consumer product company. From 1998 through 2001 Ms. Loesch served as Chief Executive Officer of the Hallmark Channel, a family related cable channel. From 1990 through 1997 Ms. Loesch served as the Chief Executive Officer of Fox Kids Network, a children’s programming block and from 1984 through 1990 served as the Chief Executive Officer of Marvel Productions, a television and film studio subsidiary of Marvel Entertainment Group. Ms. Loesch obtained her bachelors of science from the University of Southern Mississippi. Ms. Loesch was chosen to be a director based on her 40 years of experience at the helm of major children and family programming and consumer product channels.

Lynne Segall, 64, has been a Director of the Company since December 2013. Ms. Segall has served as the Senior Vice President and Publisher of The Hollywood Reporter since June 2011. From 2010 to 2011, Ms. Segall was the Senior Vice President of Deadline Hollywood. From June 2006 to May 2010, Ms. Segall served as the Vice President of Entertainment, Fashion & Luxury advertising at the Los Angeles Times. In 2005, Ms. Segall received the Women of Achievement Award from The Hollywood Chamber of Commerce and the Women in Excellence Award from the Century City Chamber of Commerce. In 2006, Ms. Segall was recognized by the National Association of Women with its Excellence in Media Award. Ms. Segall was chosen to be a director based on her expertise in the entertainment industry.

Anthony Thomopoulos, 79, was appointed as a director of the Company on February 27, 2014. Mr. Thomopoulos served as the Chairman of United Artist Pictures from 1986 to 1989 and formed Thomopoulos Pictures, an independent production company of both motion pictures and television programs in 1989 and has served as its Chief Executive Officer since 1989. From 1991 to 1995, Mr. Thomopoulos was the President of Amblin Television, a division of Amblin Entertainment. Mr. Thomopoulos served as the President of International Family Entertainment, Inc. from 1995 to 1997. From June 2001 to January 2004, Mr. Thomopoulos served as the Chairman and Chief Executive Officer of Media Arts Group, a NYSE listed company. Mr. Thomopoulos served as a state commissioner of the California Service Corps. under Governor Schwarzenegger from 2005 to 2008. Mr. Thomopoulos is also a founding partner of Morning Light Productions. Since he founded it in 2008, Mr. Thomopoulos has operated Thomopoulos Productions and has served as a consultant to BKSems, USA, a digital signage company. Mr. Thomopoulos is an advisor and a member of the National Hellenic Society and holds a degree in Foreign Service from Georgetown University and sat on its Board of Directors from 1978 to 1988. Mr. Thomopoulos was chosen as a director of the Company based on his entertainment industry experience.

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Board Leadership Structure and Role in Risk Oversight

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on our company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings.

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interest of the Company and its shareholders to partially combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officers positions combined.

The Company currently has eight directors, including Mr. Heyward, its Chairman, who also serves as the Company’s Chief Executive Officer. The Chairman and the Board are actively involved in the oversight of the Company’s day to day activities.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2016 there were four meetings of our Board of Directors, and the various committees of the Board met a total of nine times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2016. The Board has adopted a policy under which each member of the Board makes every effort to attend each annual meeting of our stockholders.

Audit Committee

Our Audit Committee met four times during fiscal 2016. This committee currently has three members. Messrs. Hallren, Cahill, and Thomopoulos serve on our Audit Committee. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. The Audit Committee’s responsibilities include:

•	selecting, hiring, and compensating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	approving the audit and non-audit services to be performed by our independent auditor;

•	reviewing with the independent auditor the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies; and

•	preparing the report that the SEC requires in our annual proxy statement.

The Board of Directors has adopted an Audit Committee Charter and the Audit Committee reviews and reassesses the adequacy of the Charter on an annual basis. The Audit Committee members meet NASDAQ’s financial literacy requirements and are independent under applicable SEC and NASDAQ rules, and the board has further determined that Mr. Hallren (i) is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and (ii) also meets NASDAQ’s financial sophistication requirements.

A copy of the Audit Committee’s written charter is publicly available on our website at www.gnusbrands.com.

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Compensation Committee

Our Compensation Committee met four times during fiscal 2016. This committee currently has two members. Messrs. Thomopoulos and Hallren serve on the Compensation Committee and are independent under the applicable SEC and NASDAQ rules. Our Compensation Committee’s main functions are assisting our Board of Directors in discharging its responsibilities relating to the compensation of outside directors, the Chief Executive Officer and other executive officers, as well as administering any stock incentive plans we may adopt. The Compensation Committee’s responsibilities include the following:

•	reviewing and recommending to our Board of Directors the compensation of our Chief Executive Officer and other executive officers, and the outside directors;

•	conducting a performance review of our Chief Executive Officer;

•	reviewing our compensation policies; and

•	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

The Board of Directors has adopted a Compensation Committee Charter and the Compensation Committee reviews and reassesses the adequacy of the Charter on an annual basis.

The Compensation Committee’s policy is to offer our executive officers competitive compensation packages that will permit us to attract and retain highly qualified individuals and to motivate and reward these individuals in an appropriate fashion aligned with the long-term interests of our Company and our stockholders.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.gnusbrands.com.

Nominating Committee

Our Nominating Committee met one time during fiscal 2016. This Committee currently has one member. Ms. Segall serves on our Nominating Committee. The Nominating Committee’s responsibilities include:

•	identify qualified individuals to serve as members of the Company’s Board of Directors;

•	review the qualifications and performance of incumbent directors;

•	review and consider candidates who may be suggested by any director or executive officer or by any stockholder of the Company;

•	review considerations relating to board composition, including size of the board, term and age limits, and the criteria for membership on the board;

The Board of Directors has adopted a Nominating Committee Charter which the Nominating Committee reviews and reassesses the adequacy of the Charter on an annual basis.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.gnusbrands.com.

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Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 212-564-4700. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to Genius Brands International, Inc., at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, Attn: Corporate Secretary or by using the “Contact” page of our website www.gnusbrands.com/contact-us. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings
•	resumes and other forms of job inquiries
•	surveys
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. Information regarding our other executive officer, our Chief Executive Officer, Andy Heyward, can be found under the caption “The Board of Directors” above.

Name	Age	Position
Andy Heyward	68	Chief Executive Officer
Gregory B. Payne	62	Corporate Secretary
Rebecca D. Hershinger	43	Chief Financial Officer

Gregory B. Payne, 62, has been the Corporate Secretary of the Company since November 2013 and the Chief Operating Officer and General Counsel to A Squared Entertainment LLC since October 2011 and A Squared Holdings LLC since March 2009. He was an attorney in private practice and the Chairman of Foothill Entertainment, Inc. from 2000 to present. Mr. Payne served as Senior Vice President Legal and Business Affairs to DIC Animation City, DIC Entertainment L.P. and DIC Productions L.P. variously during the period from 1986 to 1998 and was an attorney in private practice from 1978 until 1986. Mr. Payne is a director and 50% shareholder of Foothill Entertainment Inc. Mr. Payne received his Juris Doctorate from Stanford Law School.

Rebecca D. Hershinger, 43, has over 20 years of finance and accounting experience. She served as the Chief Financial Officer of the Company from October 2014 through June 2015 and as a consultant to the Company beginning in March 2014. In 2012, she founded CFO Advisory Services Inc., an accounting and business advisory services firm, headquartered in Park City, UT. From 2008 through 2012, Ms. Hershinger was Chief Financial Officer and Vice President, Finance & Corporate Development for SpectrumDNA, Inc., formerly a social media marketing and application development company that had been located in Park City, UT. Ms. Hershinger was an independent financial consultant in San Francisco between 2007 and 2008. Ms. Hershinger was employed by Metro-Goldwyn-Mayer, Inc. in Los Angeles, California from 1999 to 2005, holding various positions ultimately rising to the level of Vice President, Finance & Corporate Development. Between 1995 and 1998, Ms. Hershinger worked as an analyst for JP Morgan Chase & Co in Los Angeles and New York. Ms. Hershinger received her Bachelor of Science in Business Administration from Georgetown University, McDonough School of Business, in Washington, D.C. and a Master in Business Administration (MBA) from The Wharton School, University of Pennsylvania. She also completed studies at the International Finance & Comparative Business Policy Program at Oxford University, Oxford England.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers. Our compensation committee will review and approve the compensation of our executive officers and oversee our executive compensation programs and initiatives.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal year indicated by our named officers for fiscal year 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Andy Heyward (2)	2016	200,000	500	–	–	46,000	246,500
Chief Executive Officer	2015	200,000	–	–	740,752	–	940,752

Rebecca D. Hershinger (3)	2016	190,000	500	–	322,884	–	513,384
Chief Financial Officer	2015	–	–	–	–	41,250	41,250

Gregory B. Payne (4)	2016	190,000	500	–	–	–	190,500
Corporate Secretary	2015	175,000	500	–	149,116	–	324,616

Amy Moynihan Heyward (5)	2016	180,000	–	–	–	–	180,000
Former President	2015	180,000	–	–	740,752	–	920,752

Michael Handelman (6)	2016	120,000	–	–	–	–	120,000
Former Chief Executive Officer	2015	120,000	–	–	65,504	–	185,504

(1)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718.

(2)

In association with the Merger, Mr. Heyward was appointed Chief Executive Officer of the Company on November 15, 2013. Per his employment agreement, Mr. Heyward is entitled to an annual salary of $200,000.

On December 14, 2015, the Company granted Mr. Heyward 443,750 stock options with strike prices of $6.00 to $12.00, a term of five years, and vesting ranging from one to three years after the grant date anniversary related to Mr. Heyward’s role as Chief Executive Officer.

On October 1, 2016, Llama Productions LLC, a wholly-owned subsidiary of the Company, entered into an animation production services agreement with Mr. Heyward for his services as senior producer for which he is to receive $186,000 through the course of production of the Company’s animated series Llama Llama. Through December 31, 2016, Mr. Heyward earned and received $46,000 from this agreement.

(3)

Ms. Hershinger was originally appointed Chief Financial Officer of the Company on October 24, 2014 and resigned on June 26, 2015 for which she earned $41,250 in 2015 pursuant to her engagement letter.

On April 18, 2016, the Company entered into an employment agreement with Ms. Hershinger, whereby Ms. Hershinger agreed to serve as the Company’s Chief Financial Officer for a period of one year, with a mutual option for an additional one year period, in consideration for an annual salary of $175,000, which salary was to be increased to $190,000 per year not later than October 1, 2016. On April 17, 2017, the Company and Ms. Hershinger extended the employment agreement for one additional year.

On September 13, 2016, the Company granted Ms. Hershinger 85,088 stock options with strike prices of $6.00 to $12.00, a term of five years, and vesting ranging from immediate to between one to three years after the grant date anniversary.

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(4)

In association with the Merger, Mr. Payne was appointed Corporate Secretary of the Company for which he is entitled to an annual salary of $175,000. Mr. Payne’s annual compensation was increased to $190,000 on October 1, 2016.

On October 19, 2015, the Company granted Mr. Payne 20,003 stock options with a strike price of $2.82, a term of five years, and immediate vesting. On December 14, 2015, the Company granted Mr. Payne 65,085 stock options with strike prices of $6.00 to $12.00, a term of five years, and vesting ranging from one to three years after the grant date anniversary.

(5)

In association with the Merger, Ms. Heyward was appointed President of the Company on November 15, 2013. Ms. Heyward resigned from her position as President of the Company and President of A Squared on August 28, 2016. Per her November 15, 2013 Employment Agreement, Ms. Heyward was entitled to an annual salary of $180,000.

On December 14, 2015, the Company granted Ms. Heyward 443,750 stock options with strike prices of $6.00 to $12.00, a term of five years, and vesting ranging from one to three years after the grant date anniversary related to Ms. Heyward’s role as President. Upon Ms. Heyward’s resignation, all of these options, which were classified as Incentive Stock Options, converted to Non-Qualified Stock Options provided that she continues her service on the Board of Directors.

(6)

Mr. Handelman was appointed Chief Financial Officer of the Company on June 26, 2015 and resigned on April 18, 2016. Pursuant to his original Memorandum Regarding Services, he was to receive certain defined payments. Pursuant to a second Memorandum Regarding Services effective November 1, 2015, Mr. Handelman was entitled to a revised compensation structure of $10,000 per month.

During the fourth quarter of 2015, the Company granted Mr. Handelman 37,545 stock options with strike prices of $2.82 to $12.00, a term of five years, and vesting periods ranging from immediate vesting to three years. These options were cancelled upon Mr. Handelman’s resignation.

Narrative Disclosure to Summary Compensation

Base Salary. In 2016, we paid $200,000 to Andy Heyward, $190,000 to Rebecca D. Hershinger, $190,000 to Gregory B. Payne, $180,000 to Amy Heyward and $120,000 Michael Handelman. Base salaries are used to recognize experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers.

All Other Compensation. On October 1, 2016, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for his services as senior producer for which he is to receive $186,000 through the course of production of the Company’s animated series Llama Llama. Through December 31, 2016, Mr. Heyward earned and received $46,000 from this agreement.

Bonus Compensation. Our named executive officers are expected to be eligible to receive an annual bonus award in accordance with their employment agreements and/or management incentive program then in effect with respect to such executive officer and based on an annualized target of base salary, as specified in their respective employment agreements, if applicable. In 2016, we paid $500 to Andy Heyward, $500 to Rebecca D. Hershinger, $500 to Gregory B. Payne, in bonus compensation. We did not make any bonus compensation payments to Amy Heyward or Michael Handelman that year.

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Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and Board periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or other awards. As of December 31, 2016, no options granted to our named executive officers have been modified or repriced. As of December 31, 2016, only Rebecca D. Hershinger received 85,088 options with a value of $322,884.

Employment Agreements

Agreement with our Chief Executive Officer

On November 15, 2013, the Company entered into an employment agreement with Andy Heyward (the “Andy Heyward Employment Agreement”), whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $200,000. Additionally, under the terms of the Andy Heyward Employment Agreement, Mr. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors. Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the Andy Heyward Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

Agreement with our Chief Financial Officer

On April 18, 2016, the Company entered into an employment agreement with Rebecca D. Hershinger (the “Rebecca D. Hershinger Employment Agreement”), whereby Ms. Hershinger agreed to serve as the Company’s Chief Financial Officer for a period of one year, with a mutual option for an additional one year period, in consideration for an annual salary of $175,000, which salary was to be increased to $190,000 per year not later than October 1, 2016. On April 17, 2017, the Company and Ms. Hershinger extended the employment agreement for one additional year. Under the terms of the Rebecca D. Hershinger Employment Agreement, Ms. Hershinger shall be entitled to receive a grant of stock options commensurate with those given to the Company’s Executive Vice President and an annual discretionary bonus based on her performance. Additionally, the Rebecca D. Hershinger Employment Agreement may be terminated either (i) upon the end of the term, (ii) at any time by the Company for Cause (as defined in the Employment Agreement) or (iii) upon an event of retirement, death or disability. Upon the termination or expiration of the Rebecca D. Hershinger Employment Agreement and for a period of three years thereafter, certain amounts paid to Ms. Hershinger, including any discretionary bonus and stock based compensation, but excluding her base salary, reimbursement of certain expenses, and paid time off days, will be subject to the Company’s clawback right upon the occurrence of certain events which are adverse to the Company.

Retirement Benefits

As of December 31, 2016, the Company did not provide any retirement plans to its executive officers or employees.

Potential Payments upon Termination or Change-in-Control

As of December 31, 2016, the Company did not provide for any potential payments upon termination or change of control.

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Outstanding Equity Awards at Fiscal Year

The following table sets forth outstanding stock option awards as of December 31, 2016. As of December 31, 2016, the Company has not granted any stock awards to its executive officers or any other employees.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Andy Heyward (1)	125,000	–	–	$6.00	12/14/20
	–	250,000	–	$9.00	12/14/20
	–	68,750	–	$12.00	12/14/20

Rebecca D. Hershinger	20,003	–	–	$6.00	9/13/21
	–	18,334	–	$6.00	9/13/21
	–	36,667	–	$9.00	9/13/21
	–	10,084	–	$12.00	9/13/21

Gregory B. Payne	20,003	–	–	$2.82	10/19/20
	–	18,334	–	$6.00	12/14/20
	–	36,667	–	$9.00	12/14/20
	–	10,084	–	$12.00	12/14/20

Amy Moynihan Heyward (2)	125,000	–	–	$6.00	12/14/20
	–	250,000	–	$9.00	12/14/20
	–	68,750	–	$12.00	12/14/20

Michael Handelman (3)	–	–	–	–	–

(1)	Excluded from this table is 5,000 stock options granted to Mr. Heyward on October 19, 2015, with immediate vesting, at a strike price of $2.82 with a five-year term for his service on the Board of Directors.
(2)	Excluded from this table is 5,000 stock options granted to Ms. Heyward on October 19, 2015, with immediate vesting, at a strike price of $2.82 with a five-year term for her service on the Board of Directors. Upon Ms. Heyward’s resignation from her position as President, all of employee stock options, which were classified as Incentive Stock Options, converted to Non-Qualified Stock Options provided that she continues her service on the Board of Directors.
(3)	Upon his resignation on April 18, 2016, Mr. Handelman’s 37,545 unvested options were cancelled and returned to the Genius Brands International Inc. 2015 Amended Incentive Plan.

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Director Compensation

The following table sets forth with respect to the named directors, compensation information inclusive of equity awards and payments made for the fiscal years ended December 31, 2016 and 2015 in the director's capacity as director.

Name		Fees Earned ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Andy Heyward (3)	2016	20,000	–	–	–	20,000
	2015	15,000	–	10,116	–	25,116

Bernard Cahill (4)	2016	15,000	–	–	–	15,000
	2015	10,000	–	23,894	–	33,894

Joseph “Gray” Davis (4)	2016	20,000	–	–	–	20,000
	2015	15,000	–	23,894	–	38,894

P. Clark Hallren (4)(5)	2016	20,000	–	–	10,000	30,000
	2015	15,000	–	23,894	–	38,894

Amy Moynihan Heyward (3)	2016	17,500	–	–	–	17,500
	2015	15,000	–	10,116	–	25,116

Margaret Loesch (4)(6)	2016	20,000	–	–	–	20,000
	2015	10,000	–	23,894	–	33,894

Lynne Segall (4)	2016	20,000	–	–	–	20,000
	2015	15,000	–	23,894	–	38,894

Anthony Thomopoulos (4)	2016	20,000	–	–	–	20,000
	2015	15,000	–	23,894	–	38,894

Jeffrey Weiss (7)	2016	–	–	–	–	–
	2015	–	–	–	–	–

(1)	Directors earn $5,000 for each meeting attended physically, $2,500 per meeting for each meeting attended telephonically, and nothing for non-attendance. These cash payments are due at the subsequent board meeting.
(2)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with FASB ASC Topic 718.
(3)	Total stock based compensation as a member of the Board included 5,000 stock options granted on October 19, 2015 with a strike price of $2.82 which vested immediately and have a five-year term.
(4)	Total stock based compensation as a member of the Board included 5,000 stock options granted on October 19, 2015 with a strike price of $2.82 which vested immediately and have a five-year term as well as an additional 8,335 stock options granted on December 14, 2015 with strike prices ranging from $6.00 to $12.00, vesting ranging from one to three years after the grant date anniversary, and a five-year term.
(5)	On August 15, 2016, Mr. Hallren received $10,000 for consulting services provided to the Company.
(6)	On March 18, 2015, Ms. Loesch was appointed to the Board of Directors of the Company.
(7)	On March 16, 2015, Mr. Weiss resigned from the Board of Directors of the Company.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2016.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,373,554(1)	$ 8.14	69,780(2)
Equity compensation plans not approved by security holders	—	—	—
	1,373,554	$ 8.14	69,780

(1)	Consists of stock options outstanding as of December 31, 2016 under the 2015 Amended Incentive Plan.

(2)	Consists of shares of common stock authorized under the 2015 Amended Incentive Plan that are available for grant under future awards as of December 31, 2016.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.gnusbrands.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Squar Milner LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2016, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and Squar Milner LLP, our independent registered public accounting firm;

•	Discussed with Squar Milner LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and the letter from Squar Milner LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Squar Milner LLP communications with the Audit Committee and the Audit Committee further discussed with Squar Milner LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Squar Milner LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Members of the Genius Brands International, Inc.
Audit Committee

Bernard Cahill
P. Clark Hallren
Anthony Thomopoulos

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and any persons who own more than 10% of common stock, to file reports of ownership of, and transactions in, our common stock with the SEC and furnish copies of such reports to us. Based solely on our review of the copies of such forms and amendments thereto furnished to us and on written representations from our officers, directors, and any person whom we understand owns more than 10% of our common stock, we found that during 2016, Andy Heyward failed to file one Form 4 report with the SEC on a timely basis, and Rebecca D. Hershinger failed to file one Form 4 report with the SEC on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Party Transactions

Commission regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Described below are certain transactions or relationships between us and certain related persons.

Our Chief Executive Officer, Andy Heyward, is the spouse of our Director, Amy Moynihan Heyward.

Bernard Cahill, a director of the Company appointed on December 9, 2013, is the founder of ROAR LLC (“ROAR”) which owns 65% of Girlilla Marketing LLC (“Girlilla”). In connection with the Merger, the Company entered into a marketing consultation agreement with Girlilla pursuant to which Girlilla agreed to provide certain strategic digital marketing services through November 2014 in consideration for 10,000 shares of common stock. Additionally, the Company entered into an engagement letter with ROAR pursuant to which ROAR agreed to provide the Company services, including the development of a business development strategy, through May 2015. In consideration for its services, the Company agreed to pay ROAR 67,492 shares of common stock.

On November 15, 2013, as part of the Merger, the Company acquired the following liabilities from A Squared Entertainment, LLC. From time to time, A Squared Entertainment, LLC required short-term advances to fund its operations and provide working capital from its founder, the Company’s current Chief Executive Officer, Andy Heyward. As of December 31, 2015, these advances totaled $410,535. These advances were interest free and had no stated maturity. The Company applied an imputed interest rate of 6% in accordance with FASB ASC 835-30-45. During years ended December 31, 2016 and 2015, the Company recognized imputed interest expense of $8,503 and $24,757 as a contribution to additional paid-in capital, respectively. On May 4, 2016, the Company issued to Mr. Heyward 79,561 shares of common stock valued at $5.16 per share, the day’s closing stock price, in full payment and satisfaction of these advances.

On April 21, 2016, the Company entered into a merchandising and licensing agreement with Andy Heyward Animation Art (“AHAA”), whose principal is Andy Heyward, the Company’s Chief Executive Officer. The Company entered into a customary merchandise license agreement with AHAA for the use of characters and logos related to Warren Buffett’s Secret Millionaires Club and Stan Lee’s Mighty 7 in connection with certain products to be sold by AHAA. The terms and conditions of such license are customary within the industry, and the Company earns an arm-length industry standard royalty on all sales made by AHAA utilizing the licensed content. During the second quarter of 2016, the Company earned $247 in royalties from this agreement.

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On July 25, 2016, the Company entered into a consulting agreement with Foothill Entertainment, Inc. (“Foothill”), an entity whose Chairman is Gregory B. Payne, our Corporate Secretary. The Company has engaged Foothill Entertainment, Inc. for an initial term of six months to assist in the distribution and commercial exploitation of its audiovisual content as well as for the preparation and attendance on behalf of the Company at the MIPJR and MIPCOM markets in Cannes. The term has been extended on a month to month basis. Foothill receives $12,500 per month for these services.

On October 1, 2016, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for services as senior producer for which he is to receive $186,000 through the course of production of the Company’s animated series Llama Llama. Through December 31, 2016, Mr. Heyward earned and received $46,000 from this agreement.

Except as otherwise indicated herein, there have been no other related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 and Item 407(a) of Regulation S-K.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving all transactions both in which (i) we are a participant and (ii) any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board of Directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest. All the transactions described in this section occurred prior to the adoption of the audit committee charter.

Independence of the Board of Directors

Our determination of the independence of our directors is made using the definition of “independent” contained in the listing standards of the Nasdaq Stock Market. On the basis of information solicited from each director, the board has determined that each of each of Messrs. Cahill, Davis, Hallren, and Thomopoulos as well as Ms. Segall and Ms. Loesch are independent directors within the meaning of such rules.

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ELECTION OF DIRECTORS (PROPOSAL NO. 1)

(Notice Item 1)

On May 18, 2017, the Board of Directors nominated Andy Heyward, Amy Moynihan Heyward, Joseph “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, Bernard Cahill and Margaret Loesch for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2018 annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andy Heyward, Amy Moynihan Heyward, Joseph “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, Bernard Cahill and Margaret Loesch. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Each director nominee must be elected by an affirmative vote of a plurality of shares cast at the annual meeting and entitled to vote on the election of directors.

The Board Of Directors Recommends The Election Of Andy Heyward, Amy Moynihan Heyward, JOSEPH “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, BerNARD Cahill and Margaret Loesch As Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF SHARES TO BE AVAILABLE FOR THE GRANT OF AWARDS UNDER THE COMPANY’S
2015 AMENDED INCENTIVE PLAN (PROPOSAL NO. 2)

(Notice Item 2)

General

Our Board of Directors is requesting that our stockholders approve the adoption of an amendment to our 2015 Amended Incentive Plan (the “2015 Stock Plan”), which amendment was approved by the Compensation Committee and Board of Directors on May 18, 2017 effective upon approval by our stockholders at the annual meeting. If this proposal is approved the number of shares available for grant of awards under the 2015 Stock Plan will be increased from 1,443,334 to an aggregate of 1,666,667 shares of common stock;

As of June 7, 2017, a total of 85,867 shares of our common stock remain available for issuance under the Plan, and options to purchase 1,357,467 shares of common stock remain outstanding. As of June 7, 2017, no shares of our common stock have been issued upon the exercise of options.

The 2015 Stock Plan was approved by our Board of Directors in 2015 and by the stockholders in 2016. By its terms, the Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of The NASDAQ Capital Market. In addition, stockholder approval is required in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Section 162(m) of the Code.

Generally, shares of common stock reserved for awards under the 2015 Stock Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. Our 2015 Stock Plan provides that no participant may receive awards for more than 1,500,000 shares of common stock in any fiscal year.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2015 Stock Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2015 Stock Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the amendment to increase the aggregate number of shares available for issuance under the 2015 Stock Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2015 Stock Plan.

The following is a brief summary of the 2015 Stock Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2015 Stock Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Eligibility for Awards and Administration of the 2015 Stock Plan

Employees (including officers) and directors of the Company, and independent contractors providing services to the Company or to subsidiaries of the Company (“Eligible Persons”), are eligible to receive awards (“Awards”) under the 2015 Stock Plan. Awards may consist of options, stock appreciation rights, restricted stock, restricted stock units, cash awards or other stock-based awards, any of which Awards may be subject to the achievement of certain performance objectives.

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The grant of Awards to any eligible party is at the discretion of the Compensation Committee of the Board of Directors (the “Committee”). The 2015 Stock Plan provides that the Committee shall administer the 2015 Stock Plan. The Committee has authority to, among other things:

•	Grant Awards to Eligible Persons under the 2015 Stock Plan;
•	Determine the terms and conditions (which need not be identical) of all Awards granted;
•	Interpret the provisions of the 2015 Stock Plan and any agreements pursuant to which Awards are granted under the 2015 Stock Plan;
•	Supervise administration of the 2015 Stock Plan;
•	Provide for additional, replacement or alternative Awards upon the occurrence of certain events, including the exercise of the original Award;
•	Determine to whom Awards are granted, and the timing, pricing and amount of any Award, subject only to the express provisions in the 2015 Stock Plan;
•	Establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2015 Stock Plan; and
•	Take such other action as it deems necessary or advisable in relation to the 2015 Stock Plan.

Description of Material Terms of the Awards

Stock Options and Incentive Stock Options

The Committee may grant non-qualified stock options (“Nonqualified Stock Options”) and incentive stock options (“Incentive Stock Options” and, collectively with Nonqualified Stock Options, “Options”) under the 2015 Stock Plan. Employees and Directors of the Company, and independent contractors providing services to the Company, or to any subsidiary of the Company as the Company shall select, are eligible to receive Options. Only employees of the Company, or any subsidiary of the Company as the Company shall select, are eligible to receive Incentive Stock Options.

Incentive Stock Options may not be priced at less than 100% of the fair market value of the Company’s Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, in the case of Nonqualified Stock Options, the exercise price may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on December 11, 2015, was $2.70, based on the last sale price of our Common Stock as reported by the OTCQB on that date. The 2015 Stock Plan provides that Options may be issued with exercise periods of up to ten years (except that no Incentive Stock Option granted to 10% owners of the Company’s Common Stock shall be exercisable after the expiration of five years after the effective date of grant of such Option).

Payment of the exercise price of Options under the 2015 Stock Plan may be made in the form of: (i) cash; (ii) check; (iii) whole shares of Common Stock (whether by delivery or attestation); (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option; (v) the proceeds of a sale or loan required to pay the purchase price or (vi) any combination of the foregoing methods of payment.

Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment other than for death or disability, shall expire and be forfeited at midnight ninety (90) days from the date of such termination. If termination of employment was on account of death or disability, the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

Stock Appreciation Rights (“SARs”)

Eligible Persons are also eligible to receive Stock Appreciation Rights (“SARs”) under the 2015 Stock Plan. A SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to the related option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

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Subject to the limitations of the 2015 Stock Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the agreement pursuant to which the SAR is granted. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

Restricted Stock Awards

Eligible Persons may also be eligible to receive restricted shares of the Company’s Common Stock (“Restricted Stock”). The Committee shall determine when each award of Restricted Stock shall be granted and when, or according to what schedule, it will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock. The Committee shall determine the price, if any, to be paid for such Restricted Stock, provided that the issuance of Restricted Stock shall be made for at least the minimum necessary consideration to permit such Restricted Stock to be deemed fully paid and non-assessable.

Any dividends declared and paid by the Company with respect to Restricted Stock shall be paid to the holder only if and when the Restricted Stock vests and becomes free of restrictions on transferability and forfeitability that apply to such shares.

The holder of Restricted Stock will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of shares of the Company’s Common Stock, except that the holder of Restricted Stock shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the related restriction period has expired and unless all other vesting requirements with respect thereto have been fulfilled or waived by the Company, until which time the Company or its designee may retain custody of the stock certificate or certificates, and the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of such Restricted Stock.

Restricted Stock Unit Awards

Eligible Persons are also eligible to receive restricted stock units (“Restricted Stock Units”), which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the fair market value of the shares of Common Stock. The Committee shall determine when each award of Restricted Stock Unit shall be granted and when, or according to what schedule, it will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock Unit. The terms of each Restricted Stock Unit Award need not be identical, and the Committee need not treat holders uniformly.

The Committee may, in its discretion, establish rules for the application for a Restricted Stock Unit Award, including whether shares of Common Stock that are part of a Restricted Stock Unit may be sold, assigned, transferred, pledged, exchanged, encumbered or disposed of prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award. The Committee shall determine the price, if any, to be paid for such Restricted Stock, provided that the issuance of any shares of Common Stock in connection with a Restricted Stock Unit shall be made for at least the minimum necessary consideration to permit such Restricted Stock to be deemed fully paid and non-assessable.

The Awards of Restricted Stock Units may provide holders with the right to receive dividends or other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the restriction period (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the agreement pursuant to which they are issued.

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Cash Awards and Other Stock-Based Awards

Eligible Persons may also be eligible to receive cash awards (“Cash Awards”) or other stock-based awards (“Other Stock-Based Awards”) under the 2015 Stock Plan. Each Cash Award shall be subject to the terms, conditions, restrictions and contingencies as the Committee shall determine. Other Stock-Based Awards shall be valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. Such Other Stock-Based Awards may be granted as a form of payment in the settlement of other Awards granted under the 2015 Stock Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine.

Performance Awards

The Committee has the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a performance award (“Performance Award”), which may be granted or which may vest, as determined by the Committee, subject to the achievement of Performance Objectives (as defined in the 2015 Stock Plan) established by the Committee and based on one or more performance measures, as set forth in the 2015 Stock Plan. The Committee has the authority to determine whether the Performance Objectives are satisfied.

If the Committee intends the Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Award will be structured in accordance with the requirements of Section 162(m) of the Code.

The Committee does not have discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the agreement pursuant to which the Performance Award is granted provides for such discretion.

General Provisions

Acceleration of Awards

a.    Death or Disability. If a holder’s employment terminates, or a non-employee’s service on the Board or as an independent contractor terminates, by reason of death or disability, notwithstanding any contrary waiting period, installment period, vesting schedule or restriction period in the 2015 Stock Plan or the agreement pursuant to which an Award was granted under the 2015 Stock Plan, unless the applicable agreement provides otherwise: (i) each outstanding Option or SAR granted under the 2015 Stock Plan shall immediately become exercisable in full; (ii) in the case of Restricted Stock, the Restricted Stock shall vest immediately, and any related cash amounts payable pursuant to the applicable agreement pursuant to which such Award was granted shall be adjusted in such manner as provided by such agreement; (iii) in the case of Restricted Stock Units, each Award of Restricted Stock Units and any unpaid Dividend Equivalents shall vest in full immediately; and (iv) Cash Awards and other Stock-Based Awards shall become vested in full immediately.

b.    Change in Control and Corporate Transactions. In the event of a Change in Control (as such term is defined in the 2015 Stock Plan), the Committee may, but is not required to, accelerate, vest, or cause the restrictions to lapse with respect to all or a portion of outstanding Awards for fair value (as determined by the Committee in its sole discretion). In the event of a Corporate Transaction, the Committee may provide for the issuance of substitute Awards that will substantially preserve the applicable terms of the affected Awards, provide for a period of exercise prior to the Corporate Transaction or take such other action as the Committee deems appropriate. A Change in Control means the occurrence of any of the following events:

i.	any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Exchange Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

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ii.	a change in the composition of the Board since the date the Company’s stockholders approve the 2015 Stock Plan (the “Shareholder Approval Date”), such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

iii.	a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

iv.	the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable agreement pursuant to which the Award is granted, or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

Termination of Employment

Any unvested Awards (and any Dividend Equivalents or retained distributions) shall immediately terminate and be forfeited upon the termination of a holder’s employment or a non-employee’s services on the Board or as an independent contractor to the Company or subsidiaries of the Company as the Company shall select, unless the agreement pursuant to which such Award was granted specifies otherwise.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2015 Stock Plan transactions is based upon federal income tax laws in effect on the date of this Consent Solicitation. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a Non-Qualified Stock Option under the 2015 Stock Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

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Incentive Options. The grant of an Incentive Stock Option under the 2015 Stock Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an Incentive Stock Option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an Incentive Stock Option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the Incentive Stock Option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an Incentive Stock Option —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted Stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving Restricted Stock Awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the Restricted Stock is issued.

Other Awards. Other Stock-Based Awards (such as Restricted Stock Units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

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Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2015 Stock Plan allow for the grant of Options and SARs that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

The amounts of future grants under the Plan are not determinable as awards under the Plan will be granted at the sole discretion of the Compensation Committee or other delegated persons, and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

Existing Plan Benefits

The following is a list of the stock issued or otherwise underlying awards as of June 7, 2017, to our executive, directors, and employees since the initial approval of the 2015 Stock Plan:

Name and Position	Number of Shares Covered by Awards
Andy Heyward Chief Executive Officer	448,750
Gregory B. Payne Corporate Secretary	85,088
Rebecca D. Hershinger Chief Financial Officer	85,088

All current named executive officers as a group	618,926
All non-employee directors as a group	528,760
All non-executive officer employees as a group	209,781

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 2015 STOCK PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR THE GRANT OF AWARDS UNDER THE PLAN TO 1,666,667 SHARES OF COMMON STOCK. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 3)

(Notice Item 3)

The Audit Committee has appointed Squar Milner LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2017. The Board proposes that the stockholders ratify this appointment. Squar Milner LLP audited our financial statements for the fiscal year ended December 31, 2016. We expect that representatives of Squar Milner LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Squar Milner LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Squar Milner LLP and concluded that Squar Milner LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2017.

The following table presents fees for professional audit services rendered by Squar Milner LLP and Haynie and Company for the audit of the Company’s annual financial statements for the years ended December 31, 2016 and December 31, 2015, and fees billed for other services rendered by Squar Milner LLP and Haynie and Company during those periods for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

	2016	2015
Audit Fees	$74,000	$71,500
Audit-Related Fees	5,000
Tax Fees	7,800	5,680
Other Fees	10,507	10,250
Total Fees	$97,307	$87,430

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.       Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.       Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.       Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.       Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

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The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Squar Milner LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board Of Directors Recommends A Vote To Ratify The Appointment Of SQUAR MILNER LLP As Our Independent Registered Public Accounting Firm. Proxies Solicited By The Board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT (PROPOSAL NO. 4)

(Notice Item 4)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers Andy Heyward, Gregory B. Payne, and Rebecca D. Hershinger and the next such advisory vote will occur at the 2020 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2017 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Genius Brands International, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 5)

(Notice Item 5)

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The affirmative vote of a majority of the shares voted for this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

The Board Of Directors Recommends A Vote To Approve, on an advisory basis, the Frequency of Holding a Vote on the Compensation of our named executive officers Every Three Years, And Proxies Solicited By The Board Will Be Voted In Favor Of Such Frequency Unless A Stockholder Indicates Otherwise On The Proxy Card.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.gnusbrands.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Capital Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2018 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than February 12, 2018. To be considered for presentation at the 2018 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March 30, 2018 and no later than April 27, 2018. However, if the date of the annual meeting is more than 30 days earlier or more than 30 days later than such anniversary date, notice must be received not earlier than 120 days and not later than (i) 90 days prior such annual meeting or (ii) ten calendar days following the date on which public disclosure of the date of the meeting is first made. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Proposals that are not received in a timely manner will not be voted on at the 2018 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Corporate Secretary at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210.

Beverly Hills, California

June 12, 2017

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Appendix A

Genius Brands International, Inc.

2015 Incentive Plan

Article 1. Purpose and Amendment of Plan

Section 1.1 Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (a) eligible employees of the Company and its Subsidiaries, (b) members of the Board of the Company and its Subsidiaries, and (c) independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ of (or otherwise provide services to) the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees and directors of the Company and its Subsidiaries, and (ii) inducing independent contractors to agree to provide services to the Company and its Subsidiaries.

Section 1.2 Adoption of Plan. The Plan was approved by the Company’s Board of Directors on March 25, 2015 and by the stockholders of the Company on February 3, 2016, (the “Shareholder Approval Date”). It replaces the Company’s 2008 Stock Option Plan (“2008 Plan”) with respect to grants made after the Shareholder Approval Date, and the Company will not make additional grants under the 2008 Plan after such date.

Article 2. Definitions

Section 2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted stock agreement, stock units agreement, cash award agreement or an agreement evidencing another type of Award, or more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

“Award” means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Cash Awards, or Other Stock-Based Awards.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award made pursuant to Section 10.1 of the Plan.

“Change in Control” means the occurrence of any of the following events:

(a) any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d 3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

(b) a change in the composition of the Board since the Shareholder Approval Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

A-1

(c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(d) the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable Agreement or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the Compensation Committee (or another committee) of the Board (or a subcommittee of such committee) appointed pursuant to Section 3.1 to administer the Plan. The Committee shall consist solely of three or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also an “outside director” under Section 162(m) of the Code. In addition, each member of the Committee shall satisfy any independence or other corporate governance standards imposed by the Nasdaq Stock Market or other securities market on which the Common Stock shall be listed from time to time.

“Common Stock” means the Company’s common stock $.001 par value.

“Company” means Genius Brands International, Inc., a Nevada corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

“Effective Date” means the Shareholder Approval Date, the date on which the Plan originally becomes effective.

“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

A-2

“Fair Market Value” of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on such day, or the Committee can, in its sole discretion, use averages or weighted averages either on a daily basis or such longer period as complies with Code Section 409A. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.

“Holder” means a person who has received an Award under the Plan that has not been fully satisfied or terminated.

“Incentive Stock Option” means an Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and granted under Article 6.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option and granted under Article 6.

“Option” means a Nonqualified Stock Option or Incentive Stock Option, as applicable in that context.

“Performance Award” means an Award made pursuant to Article 11 of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned and shall be based on one or more of the performance measures set forth in Section 11.2.

“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

“Plan” means this Genius Brands International, Inc. 2015 Incentive Plan.

“Restricted Stock” means an Award made pursuant to Article 8.

“Restricted Stock Units” means an Award made pursuant to Article 9 of the Plan to a Holder.

“Restriction Period” means a period of time beginning on the date of each Award of Restricted Stock or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

“Retained Distribution” has the meaning ascribed thereto in Section 8.2.

“SARs” means stock appreciation rights, awarded pursuant to Article 7, with respect to shares of Common Stock.

“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Tandem SAR” has the meaning ascribed thereto in Section 7.1.

“Vesting Date,” with respect to any Restricted Stock or Restricted Stock Units awarded hereunder, means the date on which such Restricted Stock or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Stock pursuant to Article 8 or of Restricted Stock Units pursuant to Article 9. If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

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Article 3. Administration

Section 3.1 Committee. The Plan shall be administered by the Committee. The Board or committee of the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

Section 3.2 Powers. The Committee shall have full power and authority to grant Awards to eligible persons, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

Section 3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

Article 4. Shares Subject to the Plan

Section 4.1 Number of Shares; Award Limits.

(a) Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 450,000 shares.

(b) Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Stock or Restricted Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Stock or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, (i) in the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise; (ii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Holder to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iii) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(c) No person may be granted in any calendar year Awards covering more than 112,500 shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No person shall be paid in cash pursuant to any Awards during any calendar year out in excess of $250,000 per calendar year.

(d) Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock or other similar corporate event affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (a) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (b) the number and kind of shares of stock subject to outstanding Awards, and (c) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

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Section 4.2 Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4.1.

Article 5. Eligibility

Section 5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such persons who are employees (including officers) of, members of the Board or independent contractors providing services to the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, members of the Board or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

Section 5.2 Board Award Limits. [INTENTIONALLY DELETED]

Article 6. Stock Options

Section 6.1 Grant of Options. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Options. The Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option ; provided, however, only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. The determination made by the Committee pursuant to this Article 6 shall be specified in the applicable Agreement.

Section 6.2

Section 6.3 Exercise Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of Common Stock subject to the Option as of the date the Option is granted. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.1) (a “10% Owner”), the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

Section 6.4 Term of Options. Subject to the provisions of the Plan, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement. In the case of an Incentive Stock Option, the term of such Option shall not exceed ten (10) years from the date the Incentive Stock Option is granted. If an Option which is intended to be an Incentive Stock Option is granted to a 10% Owner, the term of such Option shall not exceed five (5) years from the date the Incentive Stock Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

Section 6.5 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, no Incentive Stock Option may be exercised before the Plan is approved by the stockholders of the Company in the manner prescribed by Section 422 of the Code; provided, further, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000.

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Section 6.6 Manner of Exercise.

(a) Form of Payment. An Option shall be exercised by notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 12.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) whole shares of Common Stock (whether by delivery or attestation), (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Nevada Corporation Code. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

(b) Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 12.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

Section 6.7 Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (b) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the cancelled option, (c) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 12.1 (b), or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

Section 6.8 Exercise Limits for Incentive Stock Options. Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment which was other than for death or disability (as defined in Section 22(e)(3) of the Code), shall expire and be forfeited at midnight ninety (90) days from the date of such termination and if termination of employment was on account of death or disability the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

Article 7. SARS

Section 7.1 Grant of SARs. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons SARs. SARs may be granted by the Committee to such eligible persons in such numbers, with respect to Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. The determination made by the Committee pursuant to this Article 7 shall be specified in the applicable Agreement.

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Section 7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (b) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

Section 7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

Section 7.4 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR) or cash equivalent thereto, as determined by the Committee and provided in the applicable Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares.

Section 7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

Section 7.6 Exercise. For purposes of this Article 7, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

Section 7.7 Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding SAR granted under the Plan to provide a base price per share that is lower than the then-current base price per share of such outstanding SAR, (b) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, (c) cancel in exchange for a cash payment any outstanding SAR with a base price per share above the then-current Fair Market Value, other than pursuant to Section 12.1 (b), or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.

Article 8. Restricted Stock

Section 8.1 Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Restricted Stock. The Committee shall designate those eligible persons to be granted Awards of Restricted Stock, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Stock, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Article 8 shall be specified in the Agreement.

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Section 8.2 Dividends. Unless otherwise provided in the applicable Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Retained Distributions”) shall be paid to the Holder only if and when such shares vest and become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Retained Distributions will be made no later than the end of the calendar year in which the dividends are paid to stockholders of Common Stock or, if later, the 15th day of the third month following the end of the year in which the Vesting Date occurred.

Section 8.3 Issuance of Restricted Stock. When shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

Section 8.4 Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a Holder of shares of Common Stock with respect to such Restricted Stock;except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived and the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 8.3; (b) the Holder will not be entitled to dividends except as provided in Section 8.2, (c) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or his or her interest in any of them during the Restriction Period; and (d) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock will cause a forfeiture of such Restricted Stock with respect thereto.

Section 8.5 Cash Payments. In connection with any Award of Restricted Stock, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Stock after such Restricted Stock shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

Section 8.6 Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, and (c) any cash amount to be received by the Holder with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Stock and Retained Distributions that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Article 9. Restricted Stock Units

Section 9.1 Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Awards of Restricted Stock Units which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The terms of each Award need not be identical, and the Board need not treat Holders uniformly. The determinations made by the Committee pursuant to this Article 9 shall be specified in the applicable Agreement.

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Section 9.2 Rules. The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Restricted Stock Units:

(a) Any shares of Common Stock which are part of an Award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award.

(b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

(c) Awards of Restricted Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any, provided that any such deferrals shall comply with the requirements of Section 409A of the Code. Restricted Stock Units shall not constitute issued and outstanding shares of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until Awards have paid out in shares of Common Stock after the end of the Restriction Period.

(d) The Awards of Restricted Stock Units may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Agreement.

(e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Unit was made subject at the time of grant.

Article 10. Cash Awards and Other Stock-Based Awards

Section 10.1 Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award may be based upon the achievement of single or multiple performance objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 10.1 shall be specified in the applicable Agreement.

Section 10.2 Other Stock-Based Awards. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Holders (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine. Subject to the provisions of the Plan, the Board or the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. The determinations made by the Committee pursuant to this Section 10.2 shall be specified in the applicable Agreement.

Article 11. Performance Awards

Section 11.1 Designation as a Performance Award. The Committee shall have the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a Performance Award.

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Section 11.2 Performance Objectives.

(a) The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following performance measures that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization (EBITDA); economic value added; market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, adjusted operating income before depreciation and amortization, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

(b) The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (y) may vary by Holder and may be different for different Awards; and (z) may be particular to a Holder or the department, branch, line of business, subsidiary or other unit in which the Holder works and may cover such period as may be specified by the Committee. Awards that are not intended to qualify as qualified performance-based compensation pursuant to Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Section 11.3 Section 162(m) of the Code. Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Award shall be structured to satisfy the requirements of Section 162(m) of the Code which includes, without limitation, (a) the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period, (b) the Performance Objectives must be based on the performance measures set forth in Section 11.2, (c) the Performance Objectives must be objective, (d) the Committee shall have no discretion to increase any payment, but shall have negative discretion to decrease any payment, (e) the Award and payment of any Award under the Plan shall be contingent upon the attainment of the Performance Objectives that are applicable to such Award, and (f) the Committee shall certify in writing prior to payment of any such Award that such applicable Performance Objectives have been satisfied.

Section 11.4 Waiver of Performance Objectives. The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

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Article 12. General Provisions

Section 12.1 Acceleration of Awards.

(a) Death or Disability. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Stock, the Restriction Period applicable to each such Award of Restricted Stock shall be deemed to have expired and all such Restricted Stock and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; (iii) in the case of Restricted Stock Units, each such Award of Restricted Stock Units and any unpaid Dividend Equivalents shall become vested in full; and (iv) in the case of Cash Awards and other Stock-Based Awards such Cash Awards and other Stock-Based Awards shall become vested in full.

(b)

(c) Change in Control. In the event of a Change in Control, the Committee may, but shall not be obligated to, provide for any one or more of the following (which may vary by Award) (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (ii) cancel Awards for fair value (as determined in the sole discretion of the Committee), (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, (iv) provide that for a period prior to the Change in Control, Options and/or SARs shall be exercisable and that upon the occurrence of the Change in Control, such Options and/or SARs shall terminate and be of no further force and effect, or (v) take such other action with respect to Awards as the Committee shall determine to be appropriate in its discretion. No action pursuant to this Section 12.1 (b) shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

Section 12.2 Termination of Employment.

(a) General. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, any unvested Awards (and any Dividend Equivalents and Retained Distributions) shall immediately terminate and be forfeited and of no further force and effect.

(b) Leave of Absence. The Committee may determine whether any given leave of absence constitutes a termination of employment or cessation of service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

Section 12.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

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Section 12.4 Nonalienation of Benefits; Nontransferability of Awards. Except as set forth below, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits. Awards shall not be sold, assigned, transferred, pledged or encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Holder, shall be exercisable only by the Holder; provided, however, that the Board or the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Holder to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee and with respect to Incentive Stock Options such would not be contrary to Code Section 421 or 422; provided, further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Holder, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 12.4 shall be deemed to restrict a transfer to the Company.

Section 12.5 Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Any such documentation may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 12.7 (b).

Section 12.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

Section 12.7 Termination and Amendment.

(a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

(b) Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, materially adversely affect the rights of such person with respect to such Award, except as otherwise permitted by Section 12.18. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder, or as otherwise permitted under Section 12.18, and subject to the terms and conditions of the Plan (including Section 12.7 (a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 12.7 (b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

Section 12.8 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

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Section 12.9 Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

If provided for in an Agreement or approved by the Committee in its sole discretion, a Holder may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Section 12.10 Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 12.11 Treatment with Respect to Other Benefit Programs. By acceptance of an Award, unless otherwise provided in the applicable Agreement or required by law, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

Section 12.12 Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article 8 with respect to Awards of Restricted Stock and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however , that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

Section 12.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada.

Section 12.14 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 12.9.

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Section 12.15 Legends. Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

Section 12.16 Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 12.17 Interpretation. The words “include,” “includes,” “included” and “including” to the extent used in the Plan shall be deemed in each case to be followed by the words “without limitation.”

Section 12.18 Compliance with Section 409A of the Code. Except as provided in individual Agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Holder pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Holder is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Holder (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of separation from service and the New Payment Date shall be paid to the Holder in a lump sum on such New Payment Date, without interest, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Holder or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

Section 12.19 Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (a) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction which is not the subject of such supplement.

Section 12.20 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

Section 12.21 Recoupment. All Awards and any and all payments made or required to be made or stock received or required to be issued hereunder and pursuant to any this Plan or any Agreement shall be subject to repayment to the Company by the Holder (and the successors, assigns, heirs, estate and personal representative of the Holder) pursuant to the terms of any clawback, recoupment or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated or superseded the “Recoupment Policy”). As additional consideration for any Award granted to a Holder and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Agreement to any Holder, each Holder agrees that he/she is bound by and subject to the Recoupment Policy as in effect at any time and from time to time (whether before, at or after the granting or payment of any award).

Section 12.22 Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Company mailed first class, postage prepaid at the principal business address of the Company to the attention of the Secretary of the Company; or (b) if to any Holder then delivered personally, mailed first class, postage prepaid at the last address of the Holder known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

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GENIUS BRANDS INTERNATIONAL, INC.

301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

JULY 25, 2017

GENIUS BRANDS INTERNATIONAL INC.’S BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby appoints Andy Heyward, Gregory B. Payne and Rebecca D. Hershinger, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Genius Brands International, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders, to be held at 10:00 a.m. PDT on July 25, 2017 at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this Proxy will be voted FOR the election of Directors, FOR Proposals 2, 3 and 4, and FOR “3 YEARS” in Proposal 5.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote by Internet, please read the directions below.

1.	Proposal to elect Andy Heyward, Amy Moynihan Heyward, Joseph “Gray” Davis, Lynne Segall, P. Clark Hallren, Anthony Thomopoulos, Bernard Cahill and Margaret Loesch as Directors of the Company.

Andy Heyward	☐ FOR	☐ WITHHOLD VOTE

Amy Moynihan Heyward	☐ FOR	☐ WITHHOLD VOTE

Joseph “Gray” Davis	☐ FOR	☐ WITHHOLD VOTE

Lynne Segall	☐ FOR	☐ WITHHOLD VOTE

P. Clark Hallren	☐ FOR	☐ WITHHOLD VOTE

Anthony Thomopoulos	☐ FOR	☐ WITHHOLD VOTE

Bernard Cahill	☐ FOR	☐ WITHHOLD VOTE

Margaret Loesch	☐ FOR	☐ WITHHOLD VOTE

2.	Proposal to approve a proposed amendment to the 2015 Amended Incentive Plan to increase the number of shares of common stock available for the grant of awards under the 2015 Stock Plan from 1,443,334 to 1,666,667.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to ratify the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Proposal to approve, on an advisory basis, the frequency of holding a vote on the compensation of the Company’s named executive officers.

☐ 1 YEAR	☐ 2 YEARS

☐ 3 YEARS	☐ ABSTAIN

☒      Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4 and FOR “3 YEARS” for Proposal 5.

Change of Address – Please print new address below

☐     By checking this box, I/we consent to future access and delivery of Annual Reports and Proxy Statement electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future stockholder meetings until this consent that I/we have given is revoked. I/we understand that I/we may revoke this consent to electronic access and delivery at any time.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: ______________________	Date _______	Signature: __________________	Date ________

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF THREE WAYS:

===============================================================================

VOTE BY INTERNET:

24 HOURS A DAY, 7 DAYS A WEEK.

Have your proxy card in hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form. Follow the instructions at the following Website Address: www.vstocktransfer.com/proxy

===============================================================================

Have your proxy card in hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1, Election of Directors: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2, Increase under 2015 Amended Incentive Plan: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

Proposal 3, Ratification of Auditors: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

Proposal 4, Vote on Executive Compensation: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

Proposal 5, Vote on Frequency of Executive Compensation Votes: To vote FOR “1 YEAR,” press 1; FOR “2 YEARS,” press 2; FOR “3 YEARS,” press 3; ABSTAIN, press 0.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

===============================================================================

OR

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VOTE BY PROXY CARD:

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card. ===============================================================================

THANK YOU FOR VOTING.

Vstock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

* SPECIMEN *

1 MAIN STREET

ANYWHERE PA 99999-9999

Genius Brands International, Inc.

301 N. Canon Drive, Suite 305

Beverly Hills, CA 90210

Important Notice Regarding the Availability Of Proxy Materials

For The Shareholder Meeting to Be Held On July 25, 2017

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before July 18, 2017 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: http://geniusbrands.investorroom.com

-	the Company's 2017 Proxy Statement for the Annual Meeting of Shareholders (including all attachments thereto),
-	2015 Annual Report on Form 10-K of the Company,
-	the Proxy Card,
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy
You must reference your
12-digit control number listed below.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper copy of the proxy materials:

By telephone please call (toll free) 1-855-987-8625,
or
By email at: vote@vstocktransfer.com

Please include the company name and your account number in the subject line.

CONTROL #	AC: ACCT9999